UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   August 4, 2006

                             Del Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                         1-5439                 13-1953103
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(State or Other Jurisdiction      (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

726 Reckson Plaza, Uniondale, New York                            11556
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:   (516) 844-2020


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01         REGULATION FD DISCLOSURE

Del Laboratories, Inc. (the "Company"), announced on August 4, 2006 that the Company will hold an analyst telephone call on August 9, 2006 to discuss its financial results for the quarter and six months ended June 30, 2006 and recent developments.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

( C )    Exhibits

99.1     Press release dated August 4, 2006 issued by Del Laboratories, Inc.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DEL LABORATORIES, INC.
                                    BY:  /S/ JOSEPH SINICROPI
                                    -------------------------
                                    Joseph Sinicropi
                                    Executive Vice President and
                                    Chief Financial Officer

Date: August 4, 2006